UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT  REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 14, 2005

TETRA TECH, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19655	95-4148514
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3475 East Foothill Boulevard, Pasadena, California  91107

(Address of principal executive office and zip code)

(626) 351-4664

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                          Entry into a Material Definitive Agreement.

On November 14, 2005 the Board of Directors of Tetra Tech, Inc. (the “Company”) approved and ratified, in accordance with the recommendations of the Compensation Committee, the following actions:

Approval of the Executive Compensation Policy

The Company’s Executive Compensation Policy (the “Policy”) applies to all executive officers, as well as any other positions recommended by the Chief Executive Officer (“CEO”) in consultation with the Chairman and approved by the Board of Directors that have a particularly significant impact on the overall success of the Company.  The principal components of compensation are base salary, annual performance bonuses and long-term incentive compensation.

Base salaries are reviewed on an annual basis to ensure internal equity and external competitiveness.  Annual performance bonuses provide an incentive and a financial reward to those who contribute most to the Company’s operating results and growth.  Each year the Company identifies a target amount of incentive compensation for each participant, expressed as a percentage of base salary.  Bonuses are paid based upon meeting pre-determined performance criteria in the categories of overall corporate performance and individual contribution.  Long-term incentive awards are designed to encourage the achievement of long-term sustained growth of stockholder value.  These awards are generally provided in the form of equity compensation; however, the Board of Directors has the right to utilize deferred cash incentives if beneficial to the interests of the Company and its stockholders.

A copy of the Policy is filed with this Current Report as Exhibit 10.1 and is hereby incorporated by reference herein.  The foregoing description of the Policy does not purport to be complete and is qualified in its entirety by reference to the full text of the Policy.

Approval of 2005 Equity Incentive Plan

The Company’s 2005 Equity Incentive Plan (the “Plan”) amends, restates and renames, effective November 14, 2005, subject to approval of the Company’s stockholders, the Company’s 2002 Stock Option Plan (the “2002 Plan”).

Under the Plan, 3,000,000 shares of the Company’s Common Stock, plus the number of remaining shares under the 2002 Plan, as of the date of stockholder approval of the Plan, will be reserved for issuance pursuant to awards.  The awards may be in the form of options, stock appreciation rights, restricted stock, restricted stock units or other equity-based awards, at the discretion of the Compensation Committee.  However, not more than 750,000 of the total number of shares reserved for issuance under the Plan may be granted or sold as awards of restricted stock, restricted stock units, unrestricted grants of shares and other awards whose intrinsic value is not solely dependent on appreciation in share price after the date of grant.

A copy of the Plan is filed with this Current Report as Exhibit 10.2 and is hereby incorporated by reference herein.  The foregoing description of the Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan.

Compensation Arrangements

(a)                                  Li-San Hwang.  In connection with Dr. Hwang’s intention to retire as Chairman following the 2006 Annual Meeting of Stockholders (i) Dr. Hwang was granted the honorary title of Chairman Emeritus of the Company for life; (ii) Dr. Hwang and his spouse will receive post-retirement medical coverage; (iii) Dr. Hwang’s outstanding stock options will continue to vest in accordance with their established schedules; (iv) Dr. Hwang will receive a one-time payment equal to one year of his current base salary, to be paid one-half in March 2006 and one-half in March 2007, as a retainer for services; and (v) Dr. Hwang’s existing auto lease will continue through the expiration of the current lease period.

(b)                                 Dan L. Batrack.  In connection with Mr. Batrack’s election as CEO (as described in Item 5.02 below), Mr. Batrack’s annual base compensation was increased from $360,000 to $450,000, effective November 14, 2005.

(c)                                  Sam W. Box.  In connection with the retention of Mr. Box as the Company’s President, Mr. Box’s annual base compensation was increased from $400,000 to $425,000, effective November 14, 2005, and Mr. Box will receive an equity award not to exceed 20,000 shares of restricted stock to retain his service for a minimum of two years.

Item 2.02.                                          Results of Operations and Financial Condition.

On November 16, 2005, the Company reported its results of operations for its fourth fiscal quarter ended October 2, 2005.  A copy of the press release issued by the Company concerning the foregoing is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.  The information in this Current Report, including the exhibit hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 5.02.                                          Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 16, 2005, the Company issued a press release to announce that:

(a)                                  Li-San Hwang, the Company’s Chairman and CEO, had retired as CEO, effective November 14, 2005, and would remain Chairman of the Board until the 2006 Annual Meeting of Stockholders;  and

(b)                                 Dan L. Batrack, age 47, had been elected as the Company’s CEO and as a member of the Board of Directors, effective November 14, 2005.  Mr. Batrack previously served as the Company’s Executive Vice President and Chief Operating Officer (“COO”), and will continue to hold the COO title.  Mr. Batrack will not serve on any committee of the Board of Directors.

Mr. Batrack joined the Company’s predecessor (the Water Management Group of Tetra Tech, Inc., a subsidiary of Honeywell Inc.) in 1980, and was named Executive Vice President and COO in October 2004.  Mr. Batrack has served the Company in numerous capacities over the last 25 years, including project scientist, project manager, operations manager, senior vice president and president of an operating unit.  He has managed complex solutions for many small and Fortune 500 customers, both in the U.S. and internationally.

The full text of the press release issued by the Company on November 16, 2005 announcing the election of Mr. Batrack to succeed Dr. Hwang is attached as Exhibit 99.2 to this report.

Item 9.01.                                          Financial Statements and Exhibits.

(c)                                  Exhibits

10.1	Executive Compensation Policy

10.2	2005 Equity Incentive Plan

99.1	Press Release, dated November 16, 2005, reporting the results of operations for the Company’s fourth fiscal quarter ended October 2, 2005

99.2	Press Release, dated November 16, 2005, announcing the election of Dan Batrack to succeed Li-San Hwang

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TETRA TECH, INC.

Date:	November 16, 2005	By:	/s/ DAN L. BATRACK
Dan L. Batrack
Chief Executive Officer